[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) LARGE CAP
                              GROWTH FUND

                              ANNUAL REPORT o NOVEMBER 30, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 34)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment-grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard & Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the- counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the year ended November 30, 2000, the fund's Class A shares provided a total return of 2.08%, Class B shares 1.37%, and Class I shares 2.55%. These returns include the reinvestment of any distributions and capital gains but exclude the effects of any sales charges, and compare to a -4.22% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -5.59%.

Q. WHAT HAS THE ENVIRONMENT BEEN LIKE FOR LARGE CAP GROWTH STOCKS OVER THE PAST YEAR?

A. Tough. We had what was almost an irrational run-up in growth stock valuations that started in October of 1999 and ended the following March. Stocks skyrocketed to the point where investors were bidding up prices on technology companies with no visible earnings. Then we had a major correction during March and April. Soon after the technology collapse, telecommunications stocks -- another important growth sector for the fund -- started to sink. Earnings growth for the telecommunications carriers weakened as competition heated up and long distance voice revenues slowed. Then equipment and networking stocks tumbled amid concerns that the carriers would cut back on capital expenditures. By the fall, cellular stocks were also off due to a modest deceleration in earnings growth. Adding to the market's troubles in the second half were concerns that the economy might be slowing more than expected, uncertainty surrounding the presidential election, rising energy prices, and a tight labor market.

Q.  WITH THESE CONDITIONS, HOW DID THE FUND COME OUT IN POSITIVE TERRITORY?

A. We had both a higher stake and better performance than the S&P 500 in technology and business services. The fund's technology investment, which peaked at 45% of total assets, included software companies like Oracle, Siebel Systems, and VERITAS Software, as well as EMC, a leading storage technology company, and Corning, a top supplier of fiber for fiber-optic networks. Many of these stocks returned over 50% for the year, which helped offset large declines in other names and gave our technology holdings overall a flat return for the period. This beat the 20% decline in the S&P 500's technology names. In the business services area, which accounted for about 10% of the fund's assets, we benefited from owning technology-outsourcing stocks like Fiserv, which saw business pick up as the year progressed. In addition, Tyco International, our largest investment, bounced back after the company cleared up concerns over possible accounting irregularities. Our pharmaceutical investments, including Pharmacia and Bristol-Myers Squibb, were also positive contributors. All these gains, however, barely offset the damage caused by our telecommunications investments.

Q.  HOW DID YOU HANDLE THE DOWNTURN IN TELECOMMUNICATIONS?

A. We actually boosted our stakes in the names we had confidence in and sold off those whose prospects had weakened. Among the telecommunications names we kept were Global Crossing, a subsea carrier that has seen healthy price increases and rising earnings expectations, and Metromedia Fiber, a company that provides dense fiber to facilitate faster, more-reliable Internet connections to office buildings. We pared back on investments like Sprint PCS, however, where there were definite signs of slower growth and weaker earnings. And we sold a good portion of our stake in Nortel Networks, a leading telecommunications equipment supplier, shortly before it announced a shortfall in optical revenues.

Q.  DOES THIS MEAN THE FUND BECAME MORE DEFENSIVE AS THE ECONOMY SLOWED?

A. Somewhat. Our focus, as always, remained on the large-cap growth universe. Within that universe, however, we looked for companies whose revenues we thought would be more immune to an economic slowdown. With this in mind, we increased our stake in CVS, a drug store chain that we believe stands to benefit as the population ages and requires more prescription drugs. We added to our investment in Safeway, a well-managed grocery chain in an industry where demand is not closely tied to the economy. We also had a significant stake in the Federal Home Loan Mortgage Corporation (Freddie
    Mac), which we think can generate predictable earnings growth largely from its existing mortgage base. The stock did well following an investigation by a Congressional subcommittee that gave the company a clean bill of health. A totally new purchase was United Technologies, a company with strong management that has benefited from an upswing in the aerospace cycle. Finally, we made some additions in the pharmaceutical area, bolstering our investment in names like American Home Products.

Q.  DID YOUR TECHNOLOGY FOCUS CHANGE AT ALL?

A. Not really, although depreciation and a few sales helped us dial back our technology stake to roughly 29% of the fund's assets by period end. Our biggest sale was Intel, whose prospects weakened along with those of the personal computer industry. But we continued to own market leaders whose business prospects remained strong in our view. We kept a significant position in Cisco, the largest provider of computer networking systems. We think this is a forward-thinking company with a huge backlog of orders, thanks to exponential growth in Internet data traffic. During the fall, we also added substantially to our stake in Microsoft. The stock price was down due to concerns about slower earnings growth. We saw this as a good buying opportunity because we expect the release of Windows 2000 to kick in and accelerate revenue growth.

Q.  WHAT'S YOUR OUTLOOK FOR LARGE CAP GROWTH STOCKS AND FOR THE FUND?

A. We're optimistic. We think the pullback in valuations has eliminated a lot of downside risk in the market. And it gave us an opportunity to buy industry leaders at what we felt were reasonable prices. We like how the fund is balanced between more moderate growth stocks that are less tied to the economy and more classic growth names that could benefit if growth stocks take off again. For the latter to happen, we believe we'd have to get some positive economic news -- signs that the economy is still healthy, that we're in for a soft rather than a hard landing, that inflation is under control, energy prices are moderating, or labor markets are loosening. Moves by the Federal Reserve Board to reduce interest rates might also help encourage investors to return to growth stocks. Finally, we believe positive developments in the technology and telecommunications sectors -- such as some leading companies meeting or exceeding earnings expectations -- will help reignite the stock market.

/s/ John E. Lathrop

    John E. Lathrop
    Portfolio Manager

   The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

    JOHN E. LATHROP, CFA IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A MEMBER OF OUR LARGE CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, AND LARGE CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS.

    JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1996 AND PORTFOLIO MANAGER IN 1999.

    HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN IS A CHARTERED FINANCIAL ANALYST.

    ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS

  OBJECTIVE:                   SEEKS TO PROVIDE GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       DECEMBER 29, 1986

  CLASS INCEPTION:             CLASS A  SEPTEMBER 7, 1993
                               CLASS B  DECEMBER 29, 1986
                               CLASS I   JANUARY 2, 1997

  SIZE:                        $992.8 MILLION NET ASSETS AS OF NOVEMBER 30, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 2000)

                      MFS Large Cap Growth
                         Fund  Class B           S&P 500 Composite Index
          "11/90"          $10,000                       $10,000
          "11/92"           14,500                        14,257
          "11/94"           14,808                        15,861
          "11/96"           24,314                        27,779
          "11/98"           36,104                        44,147
          "11/00"           47,962                        51,120

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +2.08%   +63.04%  +143.42%   +409.29%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +2.08%   +17.70%  + 19.47%   + 17.68%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            -3.79%   +15.40%  + 18.07%   + 16.98%
--------------------------------------------------------------------------------

CLASS B

                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +1.37%   +59.52%  +134.43%   +379.62%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +1.37%   +16.84%  + 18.58%   + 16.97%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            -2.35%   +16.11%  + 18.37%   + 16.97%
--------------------------------------------------------------------------------

CLASS I

                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +2.55%   +64.73%  +144.31%   +399.83%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +2.55%   +18.10%  + 19.56%   + 17.46%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Average large cap growth fund+            -5.59%   +16.84%  + 17.95%   + 17.29%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#    -4.22%   +12.71%  + 18.67%   + 17.72%
--------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance includes the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

                  TECHNOLOGY                          28.7%
                  FINANCIAL SERVICES                  12.8%
                  UTILITIES & COMMUNICATIONS          12.1%
                  SPECIAL PRODUCTS & SERVICES         11.3%
                  HEALTH CARE                         10.0%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.6%                      PHARMACIA CORP.  2.2%
Security systems, packaging, and electronic-       Pharmaceutical, health care, and agricultural
equipment conglomerate                             products company

CISCO SYSTEMS, INC.  3.2%                          FREDDIE MAC CORP.  2.0%
Computer network developer                         U.S. government-chartered mortgage banker

CVS CORP.  2.5%                                    MICROSOFT CORP.  1.9%
Drug store chain                                   Computer software and systems company

SAFEWAY, INC.  2.4%                                BRISTOL-MYERS SQUIBB CO.  1.9%
Grocery store chain                                Pharmaceutical products company

CORNING, INC.  2.2%                                UNITED TECHNOLOGIES CORP.  1.8%
Materials and equipment supplier to                Aerospace, defense, and building equipment
communications industries                          company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Stocks - 94.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.0%
  Aerospace - 1.7%
    United Technologies Corp.                                           243,800             $ 17,264,088
--------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Harley-Davidson, Inc.                                               160,000             $  7,270,000
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Chase Manhattan Corp.                                                88,500             $  3,263,438
    Providian Financial Corp.                                            86,200                7,758,000
                                                                                            ------------
                                                                                            $ 11,021,438
--------------------------------------------------------------------------------------------------------
  Biotechnology - 3.3%
    Abbott Laboratories, Inc.                                           215,400             $ 11,860,462
    Pharmacia Corp.                                                     341,565               20,835,465
                                                                                            ------------
                                                                                            $ 32,695,927
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.3%
    Affiliated Computer Services, Inc., "A"*                            215,300             $ 12,110,625
    International Business Machines Corp.                               100,500                9,396,750
    Sun Microsystems, Inc.*                                              94,200                7,165,087
    Texas Instruments, Inc.                                             114,600                4,276,013
                                                                                            ------------
                                                                                            $ 32,948,475
--------------------------------------------------------------------------------------------------------
  Business Services - 7.8%
    Automatic Data Processing, Inc.                                     212,000             $ 13,992,000
    BEA Systems, Inc.*                                                  103,200                6,043,650
    BISYS Group, Inc.*                                                  227,400                9,778,200
    Computer Sciences Corp.*                                            177,200               12,082,825
    DST Systems, Inc.*                                                   99,600                7,115,175
    First Data Corp.                                                    239,100               12,238,931
    Fiserv, Inc.*                                                       105,700                5,905,988
    Nextel Partners, Inc.*                                              176,200                2,841,225
    S1 Corp.*                                                            59,100                  313,969
    VeriSign, Inc.*                                                      76,220                6,607,321
                                                                                            ------------
                                                                                            $ 76,919,284
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.0%
    Sprint Corp. (PCS Group)*                                           411,400             $  9,333,637
    Voicestream Wireless Corp.*                                          90,700               10,294,450
                                                                                            ------------
                                                                                            $ 19,628,087
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                                               465,000             $  9,997,500
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    Microsoft Corp.*                                                    319,700             $ 18,342,787
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.9%
    Art Technology Group, Inc.*                                          76,800             $  2,203,200
    CacheFlow, Inc.*                                                     70,300                2,855,938
    EMC Corp.*                                                          231,900               17,247,562
    Internet Security Systems, Inc.*                                     81,899                6,050,289
                                                                                            ------------
                                                                                            $ 28,356,989
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.8%
    Ariba, Inc.*                                                         25,600             $  1,593,600
    Cadence Design Systems, Inc.*                                       260,200                6,098,437
    Comverse Technology, Inc.*                                          112,200                9,670,237
    Digex, Inc.*                                                         61,300                1,298,794
    E.piphany, Inc.*                                                    105,300                4,129,734
    Extreme Networks, Inc.*                                              30,300                1,556,663
    I2 Technologies, Inc.*                                               27,900                2,692,350
    Oracle Corp.*                                                       266,800                7,070,200
    Rational Software Corp.*                                            168,800                5,317,200
    Siebel Systems, Inc.*                                                64,300                4,492,963
    VERITAS Software Corp.*                                              41,075                4,007,380
                                                                                            ------------
                                                                                            $ 47,927,558
--------------------------------------------------------------------------------------------------------
  Conglomerates - 3.4%
    Tyco International Ltd.                                             640,100             $ 33,765,275
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.7%
    General Electric Co.                                                261,900             $ 12,980,419
    QLogic Corp.*                                                        52,400                4,241,125
                                                                                            ------------
                                                                                            $ 17,221,544
--------------------------------------------------------------------------------------------------------
  Electronics - 1.1%
    Analog Devices, Inc.*                                                87,000             $  4,317,375
    Applied Materials, Inc.*                                             80,000                3,235,000
    Flextronics International Ltd.*                                     139,200                3,488,700
    Transmeta Corporation Delaware                                        2,140                   48,418
                                                                                            ------------
                                                                                            $ 11,089,493
--------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Dynegy, Inc.                                                        111,800             $  4,947,150
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Gemstar TV Guide International Inc.*                                 41,200             $  1,676,325
    USA Networks, Inc.*                                                 368,300                6,192,044
    Viacom, Inc., "B"*                                                  209,204               10,695,554
                                                                                            ------------
                                                                                            $ 18,563,923
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.6%
    Associates First Capital Corp., "A"                                 207,400             $  7,323,813
    Citigroup, Inc.                                                     153,400                7,641,237
    Freddie Mac Corp.                                                   313,100               18,922,981
    Merrill Lynch & Co., Inc.                                           108,400                6,273,650
    Schwab (Charles) Corp.                                               63,700                1,763,694
    State Street Corp.                                                  106,900               13,790,100
                                                                                            ------------
                                                                                            $ 55,715,475
--------------------------------------------------------------------------------------------------------
  Insurance - 5.5%
    AFLAC, Inc.                                                         209,400             $ 14,736,525
    American International Group, Inc.                                  154,687               14,994,971
    Hartford Financial Services Group, Inc.                              80,300                5,681,225
    St. Paul Cos., Inc.                                                 169,200                8,481,150
    UnumProvident Corp.                                                 383,500               10,354,500
                                                                                            ------------
                                                                                            $ 54,248,371
--------------------------------------------------------------------------------------------------------
  Internet - 0.9%
    CNET Networks, Inc.*                                                236,800             $  5,061,600
    XO Communications, Inc.*                                            257,800                3,834,775
                                                                                            ------------
                                                                                            $  8,896,375
--------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    W.W. Grainger, Inc.                                                 122,300             $  4,471,594
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.2%
    Alza Corp.*                                                         110,400             $  4,899,000
    American Home Products Corp.                                        257,900               15,506,237
    Bristol-Myers Squibb Co.                                            263,100               18,236,119
    Pfizer, Inc.                                                        290,175               12,858,380
                                                                                            ------------
                                                                                            $ 51,499,736
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Applera Corporation Applied Biosys*                                  56,400             $  4,660,050
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Baker Hughes, Inc.                                                  196,900             $  6,510,006
    Global Marine, Inc.*                                                237,300                5,205,769
    Halliburton Co.                                                     141,600                4,725,900
    Noble Drilling Corp.*                                               144,600                4,166,288
    Weatherford International, Inc.*                                    244,600                8,148,237
                                                                                            ------------
                                                                                            $ 28,756,200
--------------------------------------------------------------------------------------------------------
  Oils - 2.3%
    Conoco, Inc.                                                        341,100             $  8,548,819
    Grant Pride Co., Inc.*                                              269,800                3,810,925
    Santa Fe International Corp.                                        206,300                5,093,031
    Transocean Sedco Forex, Inc.                                        140,400                5,598,450
                                                                                            ------------
                                                                                            $ 23,051,225
--------------------------------------------------------------------------------------------------------
  Retail - 5.4%
    BJ's Wholesale Club, Inc.*                                          200,000             $  6,712,500
    CVS Corp.                                                           406,200               23,102,625
    Gap, Inc.                                                           134,000                3,341,625
    RadioShack Corp.                                                    195,000                9,140,625
    Wal-Mart Stores, Inc.                                               220,500               11,507,344
                                                                                            ------------
                                                                                            $ 53,804,719
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.8%
    Kroger Co.*                                                         560,000             $ 14,840,000
    Safeway, Inc.*                                                      384,300               22,649,681
                                                                                            ------------
                                                                                            $ 37,489,681
--------------------------------------------------------------------------------------------------------
  Telecommunications - 16.0%
    ADC Telecommunications, Inc.*                                       306,900             $  6,195,544
    Allegiance Telecom, Inc.*                                           238,500                3,342,727
    Alltel Corp.                                                        135,200                8,281,000
    American Tower Corp., "A"*                                          303,800                9,151,975
    AT&T Corp., "A"*                                                    609,300                8,263,631
    BroadWing, Inc.                                                     175,200                3,766,800
    Cabletron Systems, Inc.*                                            210,600                3,316,950
    California Amplifier, Inc.*                                          72,600                1,002,788
    CIENA Corp.*                                                         80,200                6,090,187
    Cisco Systems, Inc.*                                                621,700               29,763,887
    Corning, Inc.                                                       362,400               21,200,400
    EchoStar Communications Corp.*                                      372,400               10,869,425
    Emulex Corp.*                                                        55,400                6,440,250
    Metromedia Fiber Network, Inc., "A"*                                523,300                6,116,069
    NTL, Inc.*                                                           75,625                2,060,781
    Powerwave Technologies, Inc.*                                       142,600                7,014,137
    Qwest Communications International, Inc.*                           129,600                4,892,400
    Scientific-Atlanta, Inc.                                             49,200                1,986,450
    Tekelec Co.*                                                        139,200                4,315,200
    Tellabs, Inc.*                                                      107,100                5,676,300
    UnitedGlobalCom, Inc.*                                              138,500                2,094,813
    Verizon Communications, Inc.                                        127,856                7,183,909
                                                                                            ------------
                                                                                            $159,025,623
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.6%
    Comcast Corp., "A"*                                                 151,500             $  5,823,281
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                                          243,900             $ 12,652,312
    Calpine Corp.*                                                      155,000                5,502,500
                                                                                            ------------
                                                                                            $ 18,154,812
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $893,556,660
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.9%
  Bermuda - 0.8%
    Global Crossing Ltd. (Telecommunications)*                          636,500             $  7,876,687
    Tycom Ltd. (Telecommunications)                                      16,400                  342,350
                                                                                            ------------
                                                                                            $  8,219,037
--------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Nortel Networks Corp. (Telecommunications)                          253,300             $  9,562,075
    Telesystem International Wireless, Inc. (Telecommunications)*       106,400                  545,300
                                                                                            ------------
                                                                                            $ 10,107,375
--------------------------------------------------------------------------------------------------------
  China - 0.4%
    China Mobile (Hong Kong) Ltd. (Telecommunications)                  777,000             $  4,223,801
--------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              90,000             $  9,236,250
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Royal Dutch Petroleum Co., ADR (Oils)                                90,300             $  5,389,781
--------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB (Telecommunications)*                      239,050             $  1,285,727
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Novartis AG (Medical and Health Products)                             3,300             $  5,352,379
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Vodafone Group PLC, ADR (Telecommunications)                         80,300             $  2,750,275
    Vodafone Group PLC (Telecommunications)*                            784,229                2,688,464
                                                                                            ------------
                                                                                            $  5,438,739
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 49,253,089
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $868,870,569)                                                $942,809,749
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.0%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
    Aig Funding, Inc., due 12/01/00                                     $   502             $    502,000
    American Express Credit Corp., due 12/01/00                           2,367                2,367,000
    Associates Corp. of North America, due 12/01/00                       3,680                3,680,000
    AT&T Corp., due 12/05/00                                                476                  475,650
    Bank of America, due 12/01/00                                         2,111                2,111,000
    Campbell Soup Co., due 12/01/00                                         659                  659,000
    Chase Nassau Time Deposit, due 12/01/00                               2,170                2,170,000
    Dow Chemical Co., due 12/01/00                                          543                  543,000
    Federal Home Loan Mortgage Discount Notes, due 12/01/00               3,468                3,468,000
    Gannett, Inc., due 1/04/01                                            1,929                1,917,049
    General Electric Capital Corp., due 12/01/00                          9,185                9,185,000
    Gillette Co., due 12/01/00                                           10,535               10,535,000
    Glaxo PLC, due 12/01/00                                                 552                  552,000
    Morgan (J.P.) & Co., Inc., due 12/01/00 - 12/13/00                    7,261                7,255,444
    Morgan Stanley Dean Witter, due 12/01/00                              2,117                2,117,000
    Pitney Bowes Credit Corp., due 12/01/00                                 449                  449,000
    Prudential Funding Corp., due 12/01/00                                1,333                1,333,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 49,319,143
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/00, due 12/01/00, total to
      be received $1,822,330 (secured by various U.S.
      Treasury obligations), at Cost                                    $ 1,822             $  1,822,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $920,011,712)                                           $993,950,892

Other Assets, Less Liabilities - (0.1)%                                                       (1,143,360)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $992,807,532
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $920,011,712)          $  993,950,892
  Cash                                                                    1,262
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       86,637
  Receivable for investments sold                                     7,834,270
  Receivable for fund shares sold                                       857,460
  Interest and dividends receivable                                     361,619
  Other assets                                                           26,763
                                                                 --------------
      Total assets                                               $1,003,118,903
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $    9,607,198
  Payable for fund shares reacquired                                    511,516
  Payable to affiliates -
    Management fee                                                       20,705
    Shareholder servicing agent fee                                       1,812
    Distribution and service fee                                         15,438
  Accrued expenses and other liabilities                                154,702
                                                                 --------------
      Total liabilities                                          $   10,311,371
                                                                 --------------
Net assets                                                       $  992,807,532
                                                                 ==============

Net assets consist of:
  Paid-in capital                                                $  754,199,847
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  74,024,987
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   164,751,577
  Accumulated net investment loss                                      (168,879)
                                                                 --------------
      Total                                                      $  992,807,532
                                                                 ==============
Shares of beneficial interest outstanding                          52,458,398
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $583,749,120 / 30,890,906 shares of
     beneficial interest outstanding)                                $18.90
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                                $20.05
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $409,058,310 / 21,567,487 shares of
     beneficial interest outstanding)                                $18.97
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $101.75 / 5.346 shares of beneficial
     interest outstanding)                                           $19.03
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $   4,080,433
    Interest                                                          2,510,935
    Foreign taxes withheld                                              (35,896)
                                                                  -------------
      Total investment income                                     $   6,555,472
                                                                  -------------
  Expenses -
    Management fee                                                $   8,425,143
    Trustees' compensation                                               39,297
    Shareholder servicing agent fee                                   1,143,162
    Distribution and service fee (Class A)                            1,568,721
    Distribution and service fee (Class B)                            5,156,660
    Administrative fee                                                  164,430
    Custodian fee                                                       285,807
    Printing                                                             78,659
    Postage                                                              76,712
    Auditing fees                                                        33,612
    Miscellaneous                                                       515,495
                                                                  -------------
      Total expenses                                              $  17,487,698
    Fees paid indirectly                                               (110,376)
                                                                  -------------
      Net expenses                                                $  17,377,322
                                                                  -------------
        Net investment loss                                       $ (10,821,850)
                                                                  -------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $ 242,306,509
    Foreign currency transactions                                       811,157
                                                                  -------------
      Net realized gain on investments and foreign currency
        transactions                                              $ 243,117,666
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(212,448,794)
    Translation of assets and liabilities in foreign currencies         (22,314)
                                                                  -------------
      Net unrealized loss on investments and foreign currency
          translation                                             $(212,471,108)
                                                                  -------------
        Net realized and unrealized gain on investments and
          foreign currency                                        $  30,646,558
                                                                  -------------
          Increase in net assets from operations                  $  19,824,708
                                                                  =============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                  2000                       1999
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                           $(10,821,850)               $  (9,184,306)
  Net realized gain on investments and foreign currency
    transactions                                                 243,117,666                  113,681,015
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (212,471,108)                 133,058,157
                                                                ------------                -------------
    Increase in net assets from operations                      $ 19,824,708                $ 237,554,866
                                                                ------------                -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $(47,795,749)               $ (36,547,129)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (43,102,303)                 (44,583,664)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (9,898)                      (4,407)
                                                                ------------                -------------
    Total distributions declared to shareholders                $(90,907,950)               $ (81,135,200)
                                                                ------------                -------------
Net increase in net assets from fund share transactions         $ 94,655,226                $  54,028,845
                                                                ------------                -------------
      Total increase in net assets                              $ 23,571,984                $ 210,448,511
Net assets:
  At beginning of year                                           969,235,548                  758,787,037
                                                                ------------                -------------
At end of year (including accumulated net investment loss
  of $168,879 and $181,034, respectively)                       $992,807,532                $ 969,235,548
                                                                ============                =============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of year                      $20.36           $17.29         $17.36         $18.02         $17.67
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                           $(0.13)          $(0.12)        $(0.06)        $ 0.03         $ 0.08
  Net realized and unrealized gain on investments
    and foreign currency                                   0.61             5.12           2.94           3.41           2.96
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.48           $ 5.00         $ 2.88         $ 3.44         $ 3.04
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $ --             $ --           $ --           $ --           $(0.16)
  From net realized gain on investments and foreign
    currency transactions                                 (1.94)           (1.93)         (2.95)         (4.10)         (2.53)
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(1.94)          $(1.93)        $(2.95)        $(4.10)        $(2.69)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $18.90           $20.36         $17.29         $17.36         $18.02
                                                         ======           ======         ======         ======         ======
Total return(+)                                            2.08%           32.12%         20.89%         24.67%         19.76%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.19%            1.22%          1.24%          1.29%          1.31%
  Net investment income (loss)                            (0.60)%          (0.64)%        (0.35)%         0.22%          0.47%
Portfolio turnover                                           98%             105%           217%           159%           112%
Net assets at end of period (000 Omitted)
                                                       $583,749         $476,402       $323,354       $219,755       $150,261

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of year                      $20.41           $17.32         $17.34         $17.96         $17.56
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                    $(0.30)          $(0.25)        $(0.18)        $(0.08)        $(0.06)
  Net realized and unrealized gain on investments
    and foreign currency                                   0.65             5.13           2.98           3.40           2.97
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.35           $ 4.88         $ 2.80         $ 3.32         $ 2.91
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                  $(1.79)          $(1.79)        $(2.82)        $(3.94)        $(2.51)
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(1.79)          $(1.79)        $(2.82)        $(3.94)        $(2.51)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $18.97           $20.41         $17.32         $17.34         $17.96
                                                         ======           ======         ======         ======         ======
Total return                                               1.37%           31.05%         20.08%         23.66%         18.84%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.93%            1.97%          1.99%          2.05%          2.13%
  Net investment loss                                     (1.36)%          (1.38)%        (1.09)%        (0.51)%        (0.38)%
Portfolio turnover                                           98%             105%           217%           159%           112%
Net assets at end of period (000 Omitted)
                                                       $409,058         $492,677       $435,394       $432,327       $430,936

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,
                                                            -----------------------------------------           PERIOD ENDED
                                                                                                                NOVEMBER 30,
                                                             2000               1999             1998                  1997*
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $20.44             $17.36           $17.41                 $13.99
                                                           ------             ------           ------                 ------
Income from investment operations# -
  Net investment income (loss)                             $(0.07)            $(0.08)          $(0.02)                $ 0.12
  Net realized and unrealized gain on investments
    and foreign currency                                     0.64               5.13             2.96                   3.30
                                                           ------             ------           ------                 ------
      Total from investment operations                     $ 0.57             $ 5.05           $ 2.94                 $ 3.42
                                                           ------             ------           ------                 ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                    $(1.98)            $(1.97)          $(2.99)                $ --
                                                           ------             ------           ------                 ------
Net asset value - end of period                            $19.03             $20.44           $17.36                 $17.41
                                                           ======             ======           ======                 ======
Total return                                                 2.55%             32.35%           21.37%                 24.45%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.84%              0.97%            0.98%                  1.07%+
  Net investment income (loss)                              (0.54)%            (0.42)%          (0.15)%                 0.90%+
Portfolio turnover                                             98%               105%             217%                   159%
Net assets at end of period (000 Omitted)                    $ --+++            $157              $39                     $3

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Large Cap Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations. During the year, the fund's custodian fees were reduced by $101,554 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year, the fund's custodian fees were reduced by $8,822 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended November 30, 2000, $72,268,849 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions and $10,834,005 was reclassified to accumulated undistributed net investment income and $61,434,844 was reclassified to paid-in-capital due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share. At November 30, 2000, accumulated net investment loss and accumulated undistributed realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $1 billion of average net assets                  0.75%
      Average net assets in excess of $1 billion              0.65%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,522 for the year ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $171,515 for the year ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $163,758 for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $107,048 for Class B for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2000, were $4,849, and $291,117 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)   $1,075,699,961    $1,137,514,708
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $924,713,043
                                                                  -----------
Gross unrealized appreciation                                    $211,133,871
Gross unrealized depreciation                                    (141,896,022)
                                                                 ------------
    Net unrealized appreciation                                  $ 69,237,849
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   --------------------------------       -------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        56,520,423       $ 1,216,535,779        50,730,843       $ 925,922,183
Shares issued to shareholders in
  reinvestment of distributions     2,257,913            44,039,742         2,139,714          33,944,218
Shares reacquired                 (51,288,846)       (1,106,280,576)      (48,167,927)       (880,138,211)
                                  -----------       ---------------       -----------       -------------
    Net increase                    7,489,490       $   154,294,945         4,702,630       $  79,728,190
                                  ===========       ===============       ===========       =============

Class B shares
                                       YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   --------------------------------       -------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         6,390,334       $   139,799,569         9,069,524       $ 165,735,120
Shares issued to shareholders in
  reinvestment of distributions     2,016,076            39,739,020         2,635,382          42,192,558
Shares reacquired                 (10,974,738)         (239,022,335)      (12,712,811)       (233,725,735)
                                  -----------       ---------------       -----------       -------------
    Net decrease                   (2,568,328)      $   (59,483,746)       (1,007,905)      $ (25,798,057)
                                  ===========       ===============       ===========       =============

Class I shares
                                       YEAR ENDED NOVEMBER 30, 2000          YEAR ENDED NOVEMBER 30, 1999
                                   --------------------------------       -------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               753       $        15,551             7,800       $     143,422
Shares issued to shareholders in
  reinvestment of distributions          (247)                9,898               277               4,407
Shares reacquired                      (8,189)             (181,422)           (2,626)            (49,117)
                                  -----------       ---------------       -----------       -------------
    Net increase (decrease)            (7,683)      $      (155,973)            5,451       $      98,712
                                  ===========       ===============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended November 30, 2000, was $6,162. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At November 30, 2000, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $86,637 with Deutsche Bank.

At November 30, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and the Shareholders of
  MFS Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Large Cap Growth Fund, a series of MFS Series Trust II (the trust), including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Large Cap Growth Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 4, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $52,527,748 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2000.

   FOR THE YEAR ENDED NOVEMBER 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 8.59%.

-------------------------------------------------------------------------------

MFS(R) Large Cap Growth Fund

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital; Professor         Ellen Moynihan*
of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            AUDITORS
Group, Inc. (office services)                            Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President, Director, and Secretary,                 For information on MFS mutual funds, call your
MFS Investment Management                                investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any business
Jeffrey L. Shames* - Chairman and Chief                  day from 9 a.m. to 5 p.m. Eastern time (or leave a
Executive Officer, MFS Investment Management             message anytime).

J. Dale Sherratt+ - President, Insight Resources,        INVESTOR SERVICE
Inc. (acquisition planning specialists)                  MFS Service Center, Inc.
                                                         P.O. Box 2281
Ward Smith+ - Former Chairman (until 1994), NACCO        Boston, MA 02107-9906
Industries (holding company)
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to 8
Massachusetts Financial Services Company                 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
DISTRIBUTOR                                              a.m. to 5 p.m. Eastern time. (To use this service,
MFS Fund Distributors, Inc.                              your phone must be equipped with a
500 Boylston Street                                      Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
CHAIRMAN AND PRESIDENT                                   stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
John E. Lathrop*                                         WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) LARGE CAP GROWTH FUND                                        ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                   MLC-2  1/01  75M  03/203/803